                                                                  EXHIBIT 10(n)



                    FIRST AMENDMENT TO REVOLVING CREDIT NOTE

          This First Amendment to Revolving Credit Note ("Amendment") is made and entered into effective as of the 31st day of March, 1999, by and between RESPONSE ONCOLOGY, INC. ("Maker"), a Tennessee corporation, and NATIONSBANK, N.A. ("Holder"), a national banking association formerly known as NationsBank of Tennessee, N.A.

                                    RECITALS:

          WHEREAS, Maker has previously executed that Revolving Credit Note dated as of April 21, 1997, payable to order of Lender in the original maximum principal amount of $25,000,000 (the "Note"); and

          WHEREAS, Maker and Lender have agreed to extend the maturity of the Note;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1. Amendment of Note. The Note is hereby amended by deleting the last sentence of the second paragraph on page one thereof and substituting the following therefor:

             As provided in the Loan Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Loan Agreement shall become finally due on June 30, 1999.

          2. Full Force and Effect. The Note remains in full effect, as amended hereby.

          3. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Tennessee.

             Executed as of the date stated above.

                                         NATIONSBANK, N.A.

                                         By:
                                            -----------------------------------
                                         Title: Senior Vice President
                                               --------------------------------

                                         RESPONSE ONCOLOGY, INC.

                                         By:
                                            -----------------------------------
                                         Title:
                                               --------------------------------

                    FIRST AMENDMENT TO REVOLVING CREDIT NOTE

          This First Amendment to Revolving Credit Note ("Amendment") is made and entered into effective as of the 31st day of March, 1999, by and between RESPONSE ONCOLOGY, INC. ("Maker"), a Tennessee corporation, and AMSOUTH BANK ("Holder"), a Tennessee banking corporation formerly known as AmSouth Bank of Tennessee.

                                    RECITALS:

          WHEREAS, Maker has previously executed that Revolving Credit Note dated as of April 21, 1997, payable to order of Holder in the original maximum principal amount of $10,000,000 (the "Note"); and

          WHEREAS, Maker and Holder have agreed to extend the maturity of the Note;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1. Amendment of Note. The Note is hereby amended by deleting the last sentence of the second paragraph on page one thereof and substituting the following therefor:

             As provided in the Loan Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Loan Agreement shall become finally due on June 30, 1999.

          2. Full Force and Effect. The Note remains in full effect, as amended hereby.

          3. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Tennessee.

             Executed as of the date stated above.

                                            AMSOUTH BANK

                                            By:
                                               --------------------------------

                                            Title:
                                                  -----------------------------

                                            RESPONSE ONCOLOGY, INC.

                                            By:
                                               --------------------------------

                                            Title:
                                                  -----------------------------

                    FIRST AMENDMENT TO REVOLVING CREDIT NOTE

          This First Amendment to Revolving Credit Note ("Amendment") is made and entered into effective as of the 31st day of March, 1999, by and between RESPONSE ONCOLOGY, INC. ("Maker"), a Tennessee corporation, and UNION PLANTERS BANK, N.A. ("Holder"), a national banking association formerly known as Union Planters National Bank.

                                    RECITALS:

          WHEREAS, Maker has previously executed that Revolving Credit Note dated as of April 21, 1997, payable to order of Holder in the original maximum principal amount of $10,000,000 (the "Note"); and

          WHEREAS, Maker and Holder have agreed to extend the maturity of the Note;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1. Amendment of Note. The Note is hereby amended by deleting the last sentence of the second paragraph on page one thereof and substituting the following therefor:

             As provided in the Loan Agreement, all remaining principal, interest and expenses outstanding hereunder or under the Loan Agreement shall become finally due on June 30, 1999.

          2. Full Force and Effect. The Note remains in full effect, as amended hereby.

          3. Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Tennessee.

             Executed as of the date stated above.


                                           UNION PLANTERS BANK, N.A.

                                           By:
                                              ---------------------------------
                                           Title:
                                                 ------------------------------


                                           RESPONSE ONCOLOGY, INC.

                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------